UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

SCHOLAR ROCK HOLDING CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V92919-P48896 *Please check the meeting materials for any special requirements for meeting attendance. SCHOLAR ROCK HOLDING CORPORATION 301 BINNEY STREET 3RD FLOOR CAMBRIDGE, MA 02142 SCHOLAR ROCK HOLDING CORPORATION 2026 Annual Meeting Vote by June 3, 2026 11:59 PM ET Get informed before you vote View the Notice of Internet Availability, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 21, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* June 4, 2026 12:00 PM, Eastern Time Virtually at: www.virtualshareholdermeeting.com/SRRK2026 You invested in SCHOLAR ROCK HOLDING CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 4, 2026.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V92920-P48896 THIS IS NOT A VOTABLE BALLOT Your vote is important. We encourage you to vote in advance even if you plan to attend the 2026 Annual Meeting online. This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. If shares are held in multiple accounts, please vote on each proxy card you receive to ensure that all of the shares are represented at the 2026 Annual Meeting. 1. To elect four Class II directors to our Board of Directors, each to serve until the 2029 Annual Meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation, or removal. For Nominees: 01) David Hallal 02) Kristina Burow 03) Michael Gilman 04) Katie Peng 2. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. For 3. To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. For NOTE: Other business may come before the annual meeting and any other adjournments or postponements thereof.